C A T C H M A R K F I R S T Q U AR T E R 2 0 1 8 1 1

F O R WA R D - L OOK I N G S TAT EM EN T S This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward- looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Such statements include we believe that we are well positioned given expected increases in sawtimber pricing, housing starts and lumber consumption and our evolving harvest mix to an increased share of sawtimber; that we will continue to concentrate on disciplined execution of our operating plan while strategically expanding our timberlands holdings and capital relationships; that we believe that we are on target for executing our business plan; that we remain focused on providing a superior and sustainable rate of return to stockholders through disciplined acquisitions, sustainable harvests, increased cash flow and revenue growth, well-timed sales, our joint venture strategy, recurring dividends and opportunistic share repurchases; that we believe that our new growth opportunities, operational execution, and capital allocation strategy are building long-term value, and our guidance and outlook for 2018. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by our forward-looking statements including, but not limited to: (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located; (iii) the cyclical nature of the real estate market generally, including fluctuations in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and-better use properties; (iv) timber prices may not increase at the rate we currently anticipate or could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to access external sources of capital at attractive rates or at all; (viii) potential increases in interest rates could have a negative impact on our business; (ix) our share repurchase program may not be successful in improving stockholder value over the long-term; (x) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; and (xi) the factors described in Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update our forward-looking statements, except as required by law. 2 COMPANY UPDATE | FIRST QUARTER 2018

TA BLE O F CO NTE NTS SECTION PAGE # CatchMark Overview 4 Timberland Industry Drivers 9 Operating Strategy 16 Portfolio 23 Markets 29 Acquisition and Land Sales Strategy 38 Capital Position 45 Summary and Outlook 49 Appendix 53 3 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark Overview 4 4

CatchMark is a public company that strives to deliver superior and sustainable returns for all stakeholders through disciplined acquisitions, sustainable harvests, and well-timed sales. 5 COMPANY UPDATE | FIRST QUARTER 2018

CATCHMARK'S INVESTMENT DRIVERS

CatchMark drives superior risk-adjusted performance through a focus on higher quality assets in select mill markets and seeks to:

- Deliver recurring dividends from sustainable harvests on prime timberlands and opportunistic land sales, taking advantage of the current housing recovery
- Acquire highly-productive and well-located timberlands in high demand fiber markets through disciplined capital allocations
- Grow stable and predictable cash flows and enhance NAV through active forest management and concerted environmental stewardship


INVESTMENT DRIVERS
1. Prime Timberland Assets
2. High Demand Markets
3. Active Forest Management
4. Environmental Stewardship

6 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

A BO UT C ATCHM A RK Key Facts Counties with Ownership and Leasehold Interests (As of 3/31/2018) • First pure-play, publicly-traded timber REIT (NYSE: CTT) • 514,100 acres of well located and highly productive commercial timberlands – 477,200 fee acres – 30,900 leased acres – 6,000 joint venture acres1 • Approximately 20.6 million tons of merchantable timber2, 3 • Well-diversified species and product mix – 75% pine / 25% hardwood by acreage2 Total Joint Venture1 Lease Fee – 51% pulpwood / 49% sawtimber by volume2 Alabama 80,000 -- 5,600 74,400 Florida 2,000 -- -- 2,000 • Sustainable Forestry Initiative-certified Georgia 293,500 6,000 25,300 262,200 Louisiana 20,800 -- -- 20,800 North Carolina 1,600 -- -- 1,600 South Carolina 80,400 -- -- 80,400 Tennessee 300 -- -- 300 Texas 35,500 -- -- 35,500 1. Consists of timberlands held by Dawsonville Bluffs, LLC, in which CTT owns a 50% member interest. TOTAL 514,100 6,000 30,900 477,200 2. Does not include timberlands held by Dawsonville Bluffs, LLC. 3.Excludes current year biological growth. All data as of 3/31/2018 unless otherwise noted. 7 COMPANY UPDATE | FIRST QUARTER 2018

GR OW T H SI N C E I PO 1 94% Increase in fee timberland ownership 277,000 acres acquired Annual harvest: 156% increase to 2.3 million tons Grew merchantable inventory to 21.2 million tons 104% increase Consistently paid fully-covered quarterly distributions Increased Dividend2 per-share each year Average site index improved from 68 to 72 Timber sales UP 167%, revenues UP 185% and Adjusted EBITDA3 UP 1,110% Compound Annual Growth Rates Timber Sales 28% Revenues 30% Adjusted EBITDA 87% New JV Platform to expand timberland ownership 1. From listed IPO in December 2013 through December 31, 2017. 2. See dividend payout ratio calculation beginning on page 64. 3. See definition of Adjusted EBITDA on page 61, reconciliation of net income (loss) to Adjusted EBITDA on page 62 and Adjusted EBITDA by sources on page 63. 8 COMPANY UPDATE | FIRST QUARTER 2018

Timberland Industry Drivers 9

M A CRO DE M A ND DRI V E R – HO US I NG S TA RTS CatchMark expects to capitalize on Historical and Projected U.S. Housing Starts 2.5 increasing housing starts, which lag pent up 2.0 demand for new homes and should 1.5 millions lead to higher lumber consumption in 1.0 and better sawtimber pricing. Starts 0.5 0.0 Single Family and Multifamily Starts 00 02 04 06 08 10 12 14 16 18 20 22 24 2.5 2 Projected North America Lumber Consumption 80 1.5 70 millions in 1 60 BBF Starts 0.5 50 40 0 00 02 04 06 08 10 12 14 16 18 20 22 24 30 00 02 04 06 08 10 12 14 16 18 20 22 24 Single Family Multifamily Source: Forest Economic Advisors, February 2018. Not seasonally adjusted. 10 COMPANY UPDATE | FIRST QUARTER 2018

HOUSING STARTS AND SAWTIMBER PRICING



Quarterly Southern Pine Sawtimber Price by Housing Start Activity Level
1976 - 2017
TMS South-wide Sawtimber (2016 $/Ton)1
# of Quarters within Housing Start Activity Level
Avg +/- 1 Standard Deviation
# of Data Points (right axis)
Average
Trendline
70
60
50
40
30
20
10
0
20
10
0
500-599
600-699
700-799
800-899
900-999
1000-1099
1100-1199
1200-1299
1300-1399
1400-1499
1500-1599
1600-1699
1700-1799
1800-1899
1900-1999
2000-2099
2100-2200
Housing Start Activity Level ('000)2

- The average pine sawtimber price (2017 $) when housing starts are between 1.4-1.8 million Seasonally Adjusted Annual Rates is $44.20/Ton.
  - Over the past 40 years, the U.S. economy has maintained that level of housing starts four out of every ten quarters.

1. Sawtimber prices represent TimberMart-South published south-wide average adjusted by Producer Price Index for All Commodities published by Federal Reserve Bank of St. Louis .
2. Source: Federal Reserve Bank of St. Louis, New Privately Owned Housing Units Started, Thousands of Units, Quarterly, Seasonally Adjusted Annual Rate.

11 COMPANY UPDATE | FIRST QUARTER 2018
CatchMark

PENT UP DEMAND FOR NEW HOUSING

Construction of new single-family homes is failing to keep up with pent up demand, which is raising prices on existing homes to probably unsustainable levels, and ultimately should lead to increased levels of new home building activity.

- Expected new single-family homes built 2018: 900,000
- Number of new single-family homes needed to meet demand: 1.3 million[1]
- Construction costs rising, including labor, with fewer workers available:
  - 2010: 10.6 million (at housing market bottom)[2]
  - 2017: 10.5 million
- Fewer homebuilders, down from 240,000 (2007) to 140,000 (2012-2017)[1]
- Particularly strong pent up demand in CatchMark markets

Homebuilding permits in major metropolitan areas in 2017, relative to historic average


-25%
0%
25%

Source: The Wall Street Journal, March 18, 2018

1. National Association of Home Builders
2. Build Zoom, U.S. Census

12 COMPANY UPDATE | FIRST QUARTER 2018

SOUTH-WIDE MILL MARKET EXPANSIONS

Most recently-announced South-wide mill market capital improvements for expansions involve CatchMark customers and/or will occur in or near our markets and, when completed, should provide significantly greater value for our products, especially softwood timber.



TENNESSEE
NORTH CAROLINA
ARKANSAS
ALABAMA
GEORGIA
SOUTH CAROLINA
MISSISSIPPI
LOUISIANA
TEXAS
FLORIDA
Legend
Lumber Mill
Pulp/Paper Mill
OSB Mill
Chip Mill
Export Yard
CatchMark Properties
Counties with CatchMark Ownership
Date: February 19, 2018
0 50 100
Miles

New South-Wide Mill Capital Project Highlights

- Heavily focused on lumber production
- Projected production by 2020-2021:
  - New capacity: 15-20% increase over 2017 level (18.5 BBft)
  - 3-4 BBft added

13 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

M EET I N G GR OW I N G EXPOR T D EM A N D CatchMark’s timberlands, including recent acquisitions, near Charleston, Savannah and Jacksonville ports feed into growing demand from rapidly expanding export markets in China and India. U.S. South Exports to China and India (in green tons) 400 Savannah 350 300 250 200 Charleston 150 100 Jacksonville 50 0 2012 2013 2014 2015 2016 2017E Source: GATS 1. 2017E is based on data from January through August, annualized. U.S. Softwood Exports to China Vol tons (000) Import Year 2015 2016 2017 Total Softwood Import Vol 29,736 33,665 36,500 USA Vol 3,536 4,456 4,990 USA % of Total Imports 12% 13% 14% South % of US Total 6% 10% 17% Source: FEA Wood Markets China Bulletin, January 2018 14 COMPANY UPDATE | FIRST QUARTER 2018

OTHER MACRO DEMAND DRIVERS

Timber demand increases in CatchMark regions from commercial construction and bioenergy uses while beetle infestation in British Columbia constrains overall North American supply.



Commercial Construction Demand

- New "Mass Timber" designs significantly expand demand for lumber in commercial and multifamily construction.



Wood Bioenergy Use

- New and expanded wood bioenergy facilities in CatchMark operating regions serve increased wood pellet demand from Europe as a result of environmental policies.



Mountain Pine Beetle Scourge

- 55% of British Columbia pine volume may be killed by 2020[1], increasing timber demand in other regions, particularly the U.S. South.

1. Ministry of Forests, Lands and Natural Resource Operations, British Columbia – Current projection results, 2016; Bloomberg, "Beetle Bug Spurs Canadians on U.S. Lumber Mill Buying Spree", June 23, 2015.

15 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

Operating Strategy 16

QUALITY EARNINGS FROM LOWER-RISK OPERATIONS MODEL

CatchMark's business model focuses on harvest operations of owned and leased timberlands to secure durable earnings and does not include more volatile land development and manufacturing.

	Timber Operations	Land Sales (<2% of fee acres)	Land Sales (>2% of fee acres)	Commercial/ Residential Land Development	Manufacturing
CTT	70%[1]	30%[1]	---	---	---
WY	✓	✓	✓	✓	✓
PCH	✓	✓			✓
RYN	✓	✓	✓	✓	
Risk	Lower				Higher

1. Based on % of Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. See Appendix for our reconciliation from net income (losses) to Adjusted EBITDA.

17 COMPANY UPDATE | FIRST QUARTER 2018
CatchMark

KEY TENETS OF OPERATIONAL STRATEGY

CatchMark strategically manages harvest plans, operating in prime mill markets for sawtimber and pulpwood, to serve customers and optimize yields within sustainable parameters.

DELIVERED WOOD SALES



Allows greater control of supply chain process and deeper relationships with customer base.

74% of 2017 timber sales volume.

FIBER SUPPLY AGREEMENTS



Provides stable demand with well capitalized counter-parties.

31% of 2017 timber sales volume.

BALANCED HARVEST MIX



Improves cash flow per acre.

50/50 sawlog/pulpwood volume mix target[1]

1. See page 22 for CTT historical and projected harvest mix.

18 COMPANY UPDATE | FIRST QUARTER 2018
CatchMark

D EL I VER ED W OOD SA L ES CatchMark’s focus on delivered wood sales—74% of total timber sales volume1—provides predictability and sustainability in cash flows through greater visibility into its mill markets, reduced friction costs, and steady volume. • Provides predictability and sustainability in Tons Delivered Wood vs. Stumpage in thousands cash flows from timing and targeting logging 700 600 activities through contracts 500 400 300 200 • Creates a win-win situation for both 100 0 CatchMark and its loggers—working together to secure profitable outcomes Delivered Tons Stumpage Tons • Allows shifting wood deliveries 100% opportunistically to mills with greater 80% 60% demand and better pricing 40% 20% 0% 1. For the 12-months ended 12/31/2017. Delivered % of total volume Stumpage % of total volume 19 COMPANY UPDATE | FIRST QUARTER 2018

FIBER SUPPLY AGREEMENTS

CatchMark's long-term fiber supply agreements with leading mill operators deliver stable baseload demand and corresponding cash-flow visibility with high-quality counter parties.

- Operates under long-term fiber supply agreements
  - Mills have capacity of 8M tons annually
  - Mills are softwood focused, 80% pine
- Initial agreement terms range between 10 and 25 years.
- Volumes represent 31% of annual volume in 2017
  - 94% of this volume is pulpwood
- 95% of CatchMark acres in regions covered by agreements are located within 75-mile radius of mills.
- Both "blue chip" customers, WestRock and International Paper, are among the largest and best known packaging, lumber and pulp/paper companies in the U.S.

	International Paper (IP)	WestRock (WRK)
Market Cap[1]	$22.12B	$15.23B
Credit Rating[2]	Moody's: Baa2 S&P: BBB	Moody's: Baa2 S&P: BBB
Mill Type	Pulp/Paper	Consumer packaging, lumber
Uses	Healthcare, printing, writing, consumer products	Food, beverage, merchandising displays, building products
Demand Outlook	Stable	Stable/Growing

1. As of 4/30/2018 Source: NASDAQ.
2. As of 4/30/2018 Source: Moody's and S&P

20 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

BA L A N CE D HA R V E S T M I X CatchMark’s evolving harvest mix to an increased share of sawtimber highlights the improved quality of the company’s assets and enhanced prospects for future revenue growth. Average Harvest Mix 2011 - 2013 2014 – 2017 2018 – 2022 (Near-Term Target) Sawtimber 30% Sawtimber 38% Sawtimber Pulpwood 50% 50% Pulpwood 62% Pulpwood 70% Based on current pricing, % increase in cash flow versus 70%/30% pulpwood/sawtimber mix: • 60% pulpwood/40% sawtimber1: ▲ 7% • 50% pulpwood/50% sawtimber1: ▲ 14% 1. Pricing based on weighted averages. Sawtimber includes chip-n-saw and sawtimber. 21 COMPANY UPDATE | FIRST QUARTER 2018

JOINT VENTURE STRATEGY

CatchMark's joint venture strategy, initiated with MPERS in the Dawsonville Bluffs transaction, creates an additional capital channel to fund future growth.

Platform for Future Growth

- Creates additional value by joint venturing with institutional equity partners to opportunistically acquire, own and manage timberland properties that fit our core investment strategy
- Accesses new capital channel to fund growth initiatives
- Aligns with CatchMark's capital allocation strategy
- Leverages scale and timberland management efficiencies
- Enhances returns from management fees and promoted interests

Dawsonville Bluffs, LLC

- 50/50 joint venture created April 2017
- Partner: Missouri Department of Transportation & Patrol Retirement System (MPERS)
- $20 million acquisition of 11,000 acres of prime timberlands in North Georgia
- CatchMark is fiduciary for the public pension fund's investment and manages daily operations
- Accretive to cash flow with attractive property returns and enhanced returns from fees and promote
- First institutional joint venture demonstrates access to new capital channel
- Initial transaction of an expected larger relationship



22 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

Portfolio 23

EXPANDED AND IMPROVED TIMBERLAND ASSETS

Since its listing on the NYSE in late 2013, CatchMark has significantly expanded and improved the quality of its timberland assets and enhanced productivity through sustainable forest management practices.

- 24 acquisitions: $509 million[1], including transaction costs.
- Fee acreage acquired: 257,800 (104% increase)[2]
- Merchantable inventory added: 11.7 million tons[1, 3]
  - 75% pine plantation by acreage
  - 54% sawtimber by tons
  - Acquisitions averaged stocking of 46 tons per acre



Higher Quality Timberland Assets
Ton/Acre
Merchantable Timber (tons/acre)
Sawtimber %
Sawtimber %
45
40
35
30
50%
45%
40%
35%
2014
2015
2016
2017
2018



% Pine Plantation Acres – Site Index Distribution
1/1/2014, Avg SI=68
1/1/2018, Avg SI=72
30%
25%
20%
15%
10%
5%
0%
2% 2%
12% 5%
22% 14%
24% 18%
21% 22%
10%
20%
5% 11%
2% 5%
1% 3%
<50
50-54
55-59
60-64
65-69
70-74
75-79
80-84
85-89
90+

Average site index of CatchMark's timberlands was 72 as of 12/31/17. Improved from 68 at IPO.

As of 12/31/2017. Note: Does not Includes timber assets held by Dawsonville Bluffs, LLC, in which CTT owns a 50% member interest.

1. As of the date of closing.
2. Compared to fee timberland acres as of 12/31/2013.
3. As of 1/1/2018 and includes biological growth from 2017.
4. As of 1/1 of the given year.

24 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

HIGH QUALITY AND PRODUCTIVITY DELIVERS DURABLE EARNINGS

CatchMark's timberlands are comprised primarily of softwood plantations with superior growing conditions and diversified age classifications, providing long-term harvest yields.


Highly Productive Timberlands
Tons (million)
Tons/acre/year
Total Harvest Volume
Productivity
3.0
2.5
2.0
1.5
1.0
0.5
0.0
5.0
4.8
4.6
4.4
4.2
4.0
3.8
3.6
3.4
3.2
3.0
2013
2014
2015
2016
2017


Adjusted EBITDA[3] Per Weighted Average Share Outstanding
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2013
2014
2015
2016
2017


Forest Age Class Profile
As of 12/31/2017
Natural Pine and Hardwood (2)
Planted Pine (3)
Acres (1)
100,000
80,000
60,000
40,000
20,000
-
0-2
3-5
6-8
9-11
12-14
15-17
18-20
21-23
24+

1. Acres presented in the graph includes fee timberland only and excludes 46,700 acres of non-forest land and acres to be planted.
2. Natural Pine and Hardwood represents acres that have been seeded by standing older pine trees near the site through the natural process of seeds dropping from the cones of the older trees. Natural pine sites generally include some mix of natural occurring hardwood trees as well.
3. Planted Pine are site-prepared acres that are hand or machine planted with pine seedlings to maximize the growth potential and inventory carrying capacity of the soils. Planted pine acre inventory is devoted to pine species only.
4. Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation to net loss.

25

P RE M I E R TI M BE RLA ND P O RTFO LI O 1 Attribute CatchMark U.S. South Average2 Advantage Stocking Level 27 Tons / Acre3 21 Tons / Acre4 29% Site Index5 72 ft. 64 ft.4 13% Pulpwood Pricing $13.04 / ton6 $9.63 / ton7 38% Chip-n-Saw Pricing $20.76 / ton6 $16.90 / ton7 24% Sawtimber Pricing $25.22 / ton6 $23.90 / ton7 7% Pine Plantation Average Age 14 years old 12 years old8 17% 1. As of 12/31/2017. 2. Privately-owned timberlands; excludes public lands with forests. 3. Merchantable pine inventory divided by total acreage regardless of cover type. 4. Source: Forisk Consulting LLC 5. Site index is the height, in feet, of a softwood tree at age 25. 6. Reflects CatchMark pricing for 2017. 7. Represent South-wide annual stumpage prices as published in U.S. South Annual Review:2017 by Timber-Mart South. 8. Based on CTT estimate. 26 COMPANY UPDATE | FIRST QUARTER 2018

A C QU I SI T I ON S I N C R EA SE SU S TA I N A B L E H A R VEST PR OD U C T I ON CatchMark’s acquisitions exhibit strong productivity characteristics, which enhance overall portfolio yields. Drivers of Cash Yield: Harvest Volume per Acre (tons) CTT Acquisitions (10-year Projected Average) —Sustainable harvest: 80% - 90% Comparable Company Data —Recreational leases: 5% - 10% 1 (10-year Historical Average) —Land sales: 5% - 10% 8.0 7.3 - 8.3 7.0 6.0 5.0 - 5.5 4.8 - 5.8 5.0 – 5.4 5.0 2 4.3 - 4.7 4.2 - 4.7 4.2 – 4.4 3.9 3.9 4.0 3.6 3.7 3.1 +40% versus 3.0 Comparable Company 2.0 Historical Average 1.0 0.0 WY RYN PCH Weighted CTT @ Waycross/ Oglethorpe/ Beauregard Carolinas Coastal Weighted CTT Average 12/2013 Panola Satilla Midlands Georgia Average of 5 Pro Forma III Transactions 1. Represents comparable publicly-traded timber company 10-year (2008-2017) historical average. 2. 2018-2022 27 COMPANY UPDATE | FIRST QUARTER 2018

SU PER I OR H A R VEST PR OD U C T I VI T Y CatchMark delivers the highest productivity per acre among its peers, while steadily improving its per acre stocking through prime acquisitions and sustainable forest management. Stocking CatchMark Harvest Stocking Weyerhaeuser Harvest Tons / Acre Tons / Acre Tons / Acre Tons / Acre 55 5.5 55 5.5 Stocking Harvest Productivity Stocking Harvest Productivity 5.0 50 5.0 50 4.5 4.5 45 45 4.0 4.0 40 40 3.5 3.5 35 3.0 35 3.0 30 2.5 30 2.5 2014 2015 2016 2017 2014 2015 2016 2017 Stocking Harvest Stocking Harvest Tons / Acre Rayonier Tons / Acre Tons / Acre Potlatch Tons / Acre 55 5.5 55 5.5 Stocking Harvest Productivity Stocking Harvest Productivity 50 5.0 50 5.0 4.5 4.5 45 45 4.0 4.0 40 40 3.5 3.5 35 3.0 35 3.0 30 2.5 30 2.5 2014 2015 2016 2017 2014 2015 2016 2017 As of 12/31 or for the year ended on 12/31 of each year. Source: Company 10-K filings. Southern timberland only. CatchMark, Weyerhaeuser, and Rayonier use the same definition of merchantable age on Southern timber. Weyerhaeuser’s productivity is calculated using fee harvest volume over fee acres (total harvest volume on all acres not publicly disclosed). 28 COMPANY UPDATE | FIRST QUARTER 2018

Markets 29

MICROMARKETS MAKE A DIFFERENCE

CatchMark targets markets with favorable current and long-term supply/demand fundamentals.


FORISK
CONSULTING
Virginia
Tennessee
North Carolina
Oklahoma
Arkansas
Georgia
South Carolina
Mississippi
Alabama
Texas
Louisiana
Florida
Total Pine Supply
Constrained
Balanced
Plentiful
CTT Land Holdings
0 50 100 200 300 400
Miles

Source: Forisk Consulting LLC, January 2018.

Operates in four distinct markets—Mid-Atlantic, Coastal, South Central, and Southwest—with diverse mills, well capitalized customers, and strong productivity.

- 206 pulpwood mills
- 373 pine grade mills
- Estimated annual total consumption: 83.5 million tons of pine products
- Outlook: Expect consumption to grow 20%-30% over next ten years.

Source: Forisk Consulting LLC, September 2017.

CatchMark Acreage by Region (3/31/2018)	
Mid-Atlantic	82,600
Coastal	57,000
South Central	312,400
Southwest	56,100
Total	508,100

Note: Does not include timber assets held by Dawsonville Bluffs, LLC, in which CTT owns a 50% member interest.

30 COMPANY UPDATE | FIRST QUARTER 2018

O P E R ATI NG I N M A RKE TS W I TH S TRO NG P RO DUCTI V I TY A ND CUS T O M E RS CatchMark markets outperform South-wide Averages1. Pine Chip-n-Saw Prices $28 • Timber prices driven by local supply and $26 $24 demand. $22 $20 • Prices can vary greatly from market to market. $18 $16 $14 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 Pine Pulpwood Prices Pine Sawtimber Prices $24 $35 $22 $33 $20 $18 $31 $16 $29 $14 $27 $12 $10 $25 $8 $23 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 1. South-wide Averages published by TimberMart-South. 31 COMPANY UPDATE | FIRST QUARTER 2018

M A RKE T O UTP E RFO RM A NCE — S AWT I M B E R CatchMark markets consistently deliver better sawtimber pricing than other markets in the U.S. South. Price Differentials Price Time High $8.36 Q1 2006 ($ per ton) Low $1.76 Q3 2009 $50 Average $4.72 2000-1Q 2018 $40 CTT Sawtimber Markets $30 $3.22 difference Non CTT Sawtimber Markets $20 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 1. Excludes chip-n-saw. Price represents simple average prices as reported by TimberMart-South. Sources: TimberMart-South Sawtimber Prices 32 COMPANY UPDATE | FIRST QUARTER 2018

M A RKE T O UTP E RFO RM A NCE — PU L PW OOD CatchMark markets consistently deliver better pulpwood pricing than other markets in the U.S. South. Price Differentials Price Time High $4.58 Q2 2014 ($ per ton) Low ($0.86) Q1 2003 $15 Average $0.88 2000-1Q 2018 $13 CTT Pulpwood Markets $11 $1.92 difference $9 Non CTT Pulpwood Markets $7 $5 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 1. Price represents simple average prices as reported by TimberMart-South. Sources: TimberMart-South Pulpwood Prices 33 COMPANY UPDATE | FIRST QUARTER 2018

M ID - AT L A N T I C – 82, 6 00 A C R ES ANNUAL CONSUMPTION Market Overview Consumption # of Mills (millions tons) • Deep and diversified mills • Ability to capture export pricing through Charleston and Savannah Pulpwood 62 12.5 • Tight supply produces greater price movement if housing demand improves Pine grade 109 8.8 Total 171 21.3 DEMAND Million Tons Current Forecast Scenarios 30 25 20 15 10 5 0 Last 4Q 2026 Base 2026 High Pulpwood Pine Grade Source: Forisk Consulting LLC, September 2017. As of 6/30/2017. 34 COMPANY UPDATE | FIRST QUARTER 2018

C O AS TAL – 57 , 000 A C R ES ANNUAL CONSUMPTION Market Overview Consumption # of Mills • Deep and diversified mill market, including strong bioenergy markets (millions tons) • Top tier pine pulpwood market Pulpwood 54 13.9 • Ability to capture export market through Savannah and Jacksonville Pine grade 86 9.5 Total 140 23.4 DEMAND Million Tons Current Forecast Scenarios 35 30 25 20 15 10 5 0 Last 4Q 2026 Base 2026 High Pulpwood Pine Grade Source: Forisk Consulting LLC, September 2017. As of 6/30/2017. 35 COMPANY UPDATE | FIRST QUARTER 2018

S O UTH CE NTRA L – 312, 400 A C R ES ANNUAL CONSUMPTION Market Overview Consumption # of Mills • Well-capitalized mills (millions tons) • Exposure to high value pulp/paper end-use products Pulpwood 51 7.8 • CatchMark has significant market presence • Attractive operating region with excess pine grade timber supplies Pine grade 93 6.5 under consideration for new sawmill capital Total 144 14.3 DEMAND Million Tons Current Forecast Scenarios 20 18 16 14 12 10 8 6 4 2 0 Last 4Q 2026 Base 2026 High Pulpwood Pine Grade Source: Forisk Consulting LLC, September 2017. As of 6/30/2017. 36 COMPANY UPDATE | FIRST QUARTER 2018

SOU T H W EST – 56, 1 0 0 A CRE S ANNUAL CONSUMPTION Market Overview Consumption # of Mills (millions tons) • Strong grade market with plywood exposure • Diverse pulpwood market with strong OSB and bioenergy facilities Pulpwood 39 14.5 • Good upside in pricing driven by tight market consumption growth, Pine grade 85 10.0 and proximity to end markets Total 124 24.5 DEMAND Million Tons Current Forecast Scenarios 35 30 25 20 15 10 5 0 Last 4Q 2026 Base 2026 High Pulpwood Pine Grade Source: Forisk Consulting LLC, September 2017. As of 6/30/2017. 37 COMPANY UPDATE | FIRST QUARTER 2018

Acquisition and Land Sales Strategy 38

ROBUST AND ATTRACTIVE ACQUISITION PIPELINE

CatchMark seeks well-stocked, high-quality timberlands with near-term income potential to increase its harvest volumes and cash flow as well as characteristics to sustain long-term growth.

- Key Metrics/Criteria:
  - Local market dynamics (supply/demand balance)
  - Sustainable productivity (tons/acre/year)
  - Merchantable inventory/mix (tons/acre)
  - Target cash yield (near-term/long-term)
- Current Geographic Focus:
  - Southern Pine Belt where best relative value exists
  - Continue to evaluate Pacific Northwest opportunities


Targeted Areas
Targeted states

39 COMPANY UPDATE | FIRST QUARTER 2018
CatchMark

STRINGENT ACQUISITION CRITERIA

CatchMark undertakes an extremely disciplined approach to evaluating potential acquisitions focusing on durable revenues and enhancing overall timberlands quality.

- Key Characteristics/Drivers
  - Softwood focused
  - Strong/deep mill markets
  - Diversified age class with near term harvest yields
  - High allocation of plantations with superior growing conditions
  - Good access and harvestability

- Key Metrics/Criteria:
  - Local market dynamics (supply/demand balance)
  - Sustainable productivity (tons/acre/year)
  - Merchantable inventory/mix (tons/acre)
  - Target cash yield (near-term/long-term)



40 COMPANY UPDATE | FIRST QUARTER 2018 CatchMark

DISCIPLINED ACQUISITION PROCESS

CatchMark employs a disciplined process in assessing potential new investments.

MILL/MARKET STUDY
- Growth/drain ratios
- Mill consumption and end-use products
- Cost curves of mills

FIELD INSPECTION
- Detailed inventory measurement & verification
- Soil analysis and productivity
- Property management cost analysis
- Capital Improvements
- Visit to mills

MODELING/ ANALYSIS
- Harvest modeling and DCF analysis including property management cost and CAPEX assumptions
  - Tons / Acre
  - Allocation of Softwood Acres
  - Harvest Productivity: Tons/Acre/Yr. (10-yr Average)
- Unleveraged CAD Yield
- Unleveraged IRR
- Leveraged IRR

COMPARABLE SALES ANALYSIS
- Analysis of market trends, capital flows and valuations.

FORMALIZED APPROVAL
- Rigorous review process with Investment Committee and Board of Directors. Approval needed to proceed.

41 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

ASSESSING COMPONENTS OF PER ACRE VALUE

CatchMark evaluates a full complement of factors in seeking timberlands which can provide durable earnings, sustainable growth, and long-term value creation.

Merchantable Inventory	• Established and mature timber • Rapid value growth • Market enabling liquidity • Current income opportunities • Manage stocking, product mix, age classes
Pre-Merchantable Inventory	• Rapid biological growth • Silvicultural and genetic enhancements • Long-term appreciation • Limited liquidity
Land	• Site index • Location • Productivity • Road access • Appreciation opportunities • Recreational uses • Alternative/HBU opportunities
Operational Factors	• Accessibility • Haul distance to mill • Local market supply/demand dynamics • Fiber supply agreements

42 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

U N I QU E T I M I N G F OR A C C ESS T O QU A L I T Y OPPOR T U N I T I ES Timberland transaction volume totaled more than $35 billion between 2003 and 2008, the majority of which was acquired by TIMOs and likely will be re-traded over the next five years. Historical Timberland Transaction Volume ($ in billions) 1 III $35 billion 75%+ TIMOs $9.3 Carolinas Midlands $8.3 1 $7.3 50% 1 – $6.3 $5.2 $5.1 Waycross/Panola 2 $3.3 Beauregard/Oglethorpe $3.7 $2.8 $2.6 $2.0 $2.1 $2.3 $2.4 $1.9 $1.6 $1.4 $0.7 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1.Vintage of CTT major acquisitions. 2.Approximately 60% of the total 2016 transactions came from the 2003 – 2008 transaction pool. Source: Forest Economic Advisors, ERA Forest Products Research, RISI, Management Estimates 43 COMPANY UPDATE | FIRST QUARTER 2018

L A N D SA L E ST R AT EGY SU PPL EM EN T S POR T F OL I O R ET U R N S CatchMark undertakes selective land sales to take advantage of “HBU” opportunities, divest sub-optimal assets and augment overall portfolio returns. Land Sale Revenue and % Fee Acres Disposition Strategy Thousands Land Sales $ % Fee Acres • Higher and better use “HBU” opportunities $16,000 1.80% • Non-core operating assets $14,000 1.60% $12,000 1.40% 1.20% – Sub-optimal inventory stocking $10,000 1.00% $8,000 – Heavy to hardwood mix 0.80% $6,000 0.60% $4,000 – Poor productivity 0.40% $2,000 0.20% • Lower execution risk by targeting 1% - 2% $- 0.00% 2013 2014 2015 2016 2017 of fee acreage annually 44 COMPANY UPDATE | FIRST QUARTER 2018

Capital Position 45

DEBT CAPITAL CAN DRIVE GROWTH

CatchMark's operating strategy leads to higher supportable debt capacity.


ATTRACTIVE COST
OF DEBT CAPITAL
WITH WELL MANAGED
MATURITIES

PREDICTABILITY OF CASH FLOW

- Delivered wood model
- Fiber supply agreements
- Strong mill markets
- Sustainable harvest history

46 COMPANY UPDATE | FIRST QUARTER 2018

SOLID CAPITAL POSITION (AS OF 3/31/2018)

A sound credit profile and access to capital provide a clear path for funding future CatchMark growth opportunities.

Credit Metrics	
Fixed charge coverage ratio[1]	4.3x
Net Debt[2]/Adjusted EBITDA[3]	5.6x
Net Debt[2]/Enterprise value[4]	30%
Weighted average cost of debt[5]	3.11%
Interest rate mix	Fixed: 74% / Floating: 26%

Liquidity


$ Millions
320
300
280
260
240
Acquisition facility
RLOC
Cash
$8.1 M
$35.0 M
$265.0M
$308.1M

Credit Facilities and Maturity Schedule

Total Credit Facilities of $568.6 Million
Weighted-Average Life of Outstanding Debt is 8.7 Years


$ Millions
300
250
200
150
100
50
0
$265M MDTL
$100M Term Loan
$100M Term Loan
$68.6M Term Loan
$35M LOC
$0
$0
$0
$0
$0
$0
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Debt Available
Debt Outstanding

1. Calculated using trailing twelve month Adjusted EBITDA divided by cash paid for interest as of 3/31/2018.
2. Net debt equals outstanding borrowings net of cash on hand.
3. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.
4. Enterprise value is based on equity market capitalization as of 3/29/2018 (last trading day of first quarter 2018) plus net debt.
5. After consideration of effects of interest rate swaps and patronage refund.

47

CatchMark

C AP I TAL AL L O C AT I O N S CatchMark prudently allocates capital to fund growth through acquisitions, provide sustainable dividends to deliver current income, opportunistically repurchase shares at attractive prices, and provide for reinvestment needs to sustain portfolio value. Allocation of Capital Opportunistic Repurchase Program Millions Shares Share Price Repurchased $275 $14.00 50,000 $250 6% 45,000 $13.00 $225 40,000 $200 35,000 $12.00 $175 2% 2% 30,000 $150 12% $11.00 25,000 $125 94% 20,000 $100 2% 6% 19% 12% $10.00 $75 84% 1% 6% 15,000 24% 88% 10,000 $50 $9.00 73% 57% $25 5,000 16% 60% $0 24% $8.00 0 2014 2015 2016 2017 1Q 2018 Acquisitions Dividends Share Repurchases CAPEX Joint Venture Close Price Shares repurchased No shares were repurchased under the share repurchase program in 2018. 48 COMPANY UPDATE | FIRST QUARTER 2018

Summary and Outlook 49

2018 OU TLOOK

Economy

- Solid U.S. economy supports home buying and homebuilding, fueling lumber consumption.
  - Housing appears positioned for continued steady improvement
  - Mortgage rates remain in a favorable range

Pricing

- Overall pricing expectations for sawlogs and pulpwood remains cautiously subdued.
  - Canadian lumber duties will provide some added ballast for U.S. lumber markets.
  - CatchMark can achieve pricing premiums above South-wide averages because of favorable locations/mill market advantages.
  - South-wide mill market capital improvements and expansions should provide greater value for our product.

Acquisitions

- Undertake very selective underwriting in seeking prime stocking levels and sustainable harvest volumes over long-term holding periods.
  - Focus maintained on U.S. South, mostly for smaller and midsized transactions.
- Joint venture strategy creates additional capital channel to fund growth and enhance returns from management fees and promoted interests bolster long-term timber returns.

Company Guidance

- Expected Full-Year 2018 Adjusted EBITDA: $42 million to $48 million, exclusive of new acquisitions/joint ventures
- Harvest mix: Moving closer to 50/50 target sawlogs to pulpwood mix, achieving a 40% to 50% harvest volume from sawlogs, principally in the smaller chip-n-saw category.
- Harvest volumes: 2.0 million to 2.3 million tons
- Land sales: $16 million to $18 million, consistent with past 1% to 2% of fee acreage targets
- Joint ventures: Look to expand institutional relationships with MPERS and others
- Balance sheet: Remains solid and provides the flexibility to support our strategic initiatives.
- Our operations continue to concentrate on taking advantage of our superior mill markets while improving harvest mix with a greater percentage of sawtimber and ensuring long-term productivity through sustainable management practices.
- The dividend yield is strong and covered, and we remain committed to growing our dividend over time.

50 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

2018 OU T L OOK Projected Actual Change Change COMPANY GUIDANCE 2018 2017 $ % Harvest Volume (Tons) 2.0M - 2.3M 2.35M (0.35M) – (0.05M) (15)% - (2)% Mix - Pulpwood 50% - 60% 61% N/A 2% - 18% Mix - Sawtimber 40% - 50% 39% N/A 3% - 28% Land Sales $16M - $18M $14.8M $1.2M - $3.2M 8% - 22% Capital Expenditures $5M - $7M $5.6M $(0.6)M - $1.4M (11)% - 25% Net Loss $12M - $15M $13.5M $(1.5)M - $1.5M (11)% - 11% Adjusted EBITDA (1) $42M - $48M $42.0M $0.0M - $6.0M 0% - 14% All numbers shown in millions except for % change. 1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our reconciliation to Net Loss. 5150 COMPANY UPDATE | FIRST QUARTER 2018

SUMMARY

CatchMark's focus on quality—timberland assets, operational excellence, and sustainable earnings—helps the company grow cash flow, dividends and shareholder value.

Strategy

- Expand holdings of prime, well-stocked timberlands; manage for durable earnings and increase value through sustainable environmental practices; grow cash flow and increase dividends per share.



Performance

- Double–digit timber sales and revenue growth year-over-year since IPO in 2013.
- Increased Adjusted EBITDA by 14% to $42.0 million, compared to $36.8 million for full-year 2016.[1]
- Expanded fee ownership by 94% since IPO.
- Increased dividend payout every year since IPO.



Opportunity

- Invest in a company well-positioned to take advantage of the improving housing market with an experienced and proven management team implementing a clear strategy, buoyed by a strong balance sheet.



1. Net loss for 2017 and 2016 was $13.5 million and $11.1 million. Our net income or losses fluctuate with timber prices, harvest volume and mix, depletion rates, timberland sales, and interest expenses.

52 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

Appendix 53

SUSTAINABLE FORESTRY INITIATIVE CERTIFICATION

"CatchMark has developed a program that continues to meet the requirements of the SFIS 2015-2019 Forest Management Edition".*

CatchMark SFI Implementation Program

- Forest management planning
- Forest health and productivity
- Protection and maintenance of water resources
- Conservation and biological diversity
- Management of visual quality and recreational benefits
- Protection of special sites
- Efficient use of fiber resources
- Recognize and respect indigenous people's rights
- Legal and regulatory compliance
- Forestry research, science, and technology
- Training and education
- Community involvement and landowner outreach
- Public land management responsibilities
- Communications and public reporting
- Management review



SUSTAINABLE FORESTRY INITIATIVE
SFI-00104

* SFI Re-certification Audit (2017)

54 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

HI G HE S T DI V I DE ND Y I E LD I N S E CT O R W I TH S UP E RI O R RI S K - A D JU ST ED C OVER A GE CatchMark registered the highest dividend yield among timber REITs. Coupled with tax advantages, the dividend yields outpaced the median yields of the company’s peers by over 63%. • CatchMark’s dividend distributions consistently have been covered by cash available for distributions2 since its IPO. • Dividends from timber REITs generally receive capital gains treatment. • 100% of CatchMark’s 2017 dividends were treated as return of capital, largely due to non-cash depletion expense deduction. • Sustainable harvest volumes from acquisitions and/or lasting product price appreciations support dividend growth. 2017 Tax Treatment CTT RYN PCH WY CAD2 Payout Ratio 2014 2015 2016 2017 1 Dividend Yield (before tax) 4.1% 3.2% 3.1% 3.5% CTT 73% 73% 73% 88% % Return of Capital 100% 0% 0% 0% RYN 276% 106% 85% 68% % Capital Gain 0% 100% 100% 100% WY 66% 105% 275% 125% % Ordinary Income 0% 0% 0% 0% Dividend Yield (after tax)1 4.1% 2.5% 2.4% 2.8% PCH 58% 132% 63% 42% 1.Calculated with 12/31/2017 price. 2.Cash Available for Distributions (CAD) is a non-GAAP measure. See pages 64 and 65 for our reconciliation to CAD. Sources: Company filings. 55 COMPANY UPDATE | FIRST QUARTER 2018

FOLLOW-ON OFFERINGS

Measured step to fund identified acquisitions, maintain leverage profile and provide runway for additional growth through accretive acquisitions and potential joint ventureinvestments.

CatchMark Follow-On Offerings

	October 2017 Offering	March 2018 Offering
# OF SHARES ISSUED	4.6 million shares	5.75 million shares
PRICE/SHARE	$12.35	$12.60
GROSS OFFERING PROCEEDS	$56.8 million	$72.5 million
USE OF PROCEEDS	To finance the Coastal Georgia acquisition and another acquisition which closed in October 2017.	To fund near-term direct acquisitions and/or joint venture investments.

CatchMark Capitalization Post-Offerings[2]

SHARES OUTSTANDING POST OFFERING	49.1 million shares
EQUITY MARKET CAP	$612.6 million
TOTAL ENTERPRISE VALUE	$889.3 million
NET DEBT[1]/ENTERPRISE VALUE	30%

1. Net debt equals outstanding borrowings net of cash on hand.
2. Enterprise value is based on equity market capitalization as of 3/31/2018, plus net debt.

56 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

COASTAL GEORGIA ACQUISITION OVERVIEW

With proceeds from the offering, CatchMark financed its Coastal Georgia Acquisition of $43.3 million, as well as a smaller $11.0 million acquisition completed in October.

ACRES:	• 14,923
PURCHASE PRICE:	• $43.3 million
LOCATION:	• Long and McIntosh Counties, Georgia (near southeast coast)
EXCEPTIONAL STOCKING:	• 72% pine plantations: 81 tons/acre • 92% of inventory volume is pine • 65% of inventory volume is comprised of chip-n-saw or sawtimber • 7.6 tons per acre per year average projected harvest over the next 10 years
PREMIER GROWING CONDITIONS:	• Average site index of 85' on pine plantations
FAVORABLE SUPPLY AGREEMENT:	• International Paper—Savannah Mill, for 70% of pulpwood harvests, expires 2031
MANAGEMENT:	• Forest Resource Consultants ("FRC"), who currently manages the property for the seller, will continue to manage the property for a seamless transition
CLOSED DATE:	• October 31, 2017


Atlanta
GA
Existing CTT timberlands by county as of 9/30/17
Acquisition timberlands by county; CTT owns existing timberlands in these counties as well

57 COMPANY UPDATE | FIRST QUARTER 2018
CatchMark

C OA S TA L GEOR GI A A C QU I SI T I ON PR OF I L E Attribute Coastal Georgia Acquisition U.S. South Average1, 2 Advantage3 Stocking Level 81 Tons / Acre 35-40 Tons / Acre 116% Site Index4 85 ft. 65 ft. to 70 ft. 26% Pulpwood Pricing5 $18.00 / ton $9.63 / ton 87% Chip-n-Saw Pricing5 $25.00 / ton $16.90 / ton 48% Sawtimber Pricing5 $32.00 / ton $23.90 / ton 34% Pine Plantation Average Age 19 years old 12 years old 58% Pine Volume Allocation 92% 70% to 75% 27% Acquisition increases the overall “merchantability” of CTT’s Coastal Region to local customers. CTT Coastal Coastal Georgia Acquisition Combined Premerch Merch Acres 26% Merch Acres Premerch 38% Acres 47% Acres Premerch 53% Acres Merch 62% Acres 74% 1. U.S. South Averages based on CTT estimate. 2. U.S. South average pricing is based on Timber-Mart South, 1 year average 6/30/2017. 3. Midpoint of U.S. South Average used for attributes that include a range of values. 58 4. Site index is the height, in feet, of a softwood tree at age 25. 5. Coastal Acquisition stumpage price reflects local average market pricing for pulpwood, CNS and sawtimber.

MAJOR TRANSACTIONS SINCE 2013 LISTING ON NYSE

Over the past four years CatchMark has acquired interests in approximately 277,100 acres of high quality timberlands in the U.S. South "Timber Basket" totaling $532 million.[1]

Major transactions include:

Carolinas Midlands III	Beauregard	Oglethorpe/Satilla River	Waycross/Panola	Coastal Georgia
$101 million	$38 million	$111 million	$74 million	$43 million
South Carolina	Louisiana	Georgia and Florida	Texas and Georgia	Georgia
51,700 acres	21,300 acres	55,600 acres	36,300 acres	14,900 acres
250,000-300,000 tons of annual harvest volume (4.8 – 5.8 tons/acre/year)	90,000-100,000 tons of annual harvest volume (4.2 – 4.7 tons/acre/year)	240,000-260,000 tons of annual harvest volume (4.3 – 4.7 tons/acre/year)	180,000-200,000 tons of annual harvest volume (5.0 – 5.5 tons/acre/year)	105,000 - 125,000 tons of annual harvest volume (7.3 – 8.3 tons/acre/year)
2.0 million tons of merchantable timber (39 tons/acre)	840,000 tons of merchantable timber (39 tons/acre)	2.5 million tons of merchantable timber (44 tons/acre)	1.2 million tons of merchantable timber (33 tons/acre)	1.2 million tons of merchantable timber (81 tons/acre)

Total Acres Owned and Managed: 514,100[1] (3/31/2018)

1. Includes timber assets held by Dawsonville Bluffs, LLC, in which CTT owns a 50% member interest. Also includes 8,300 acres of leasehold interest acquired in November 2016.

59 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

SUSTAINABLE HARVEST PRODUCTION DRIVES CASH FLOW AND VALUE

Sustainable harvest production growth can yield significantly increased cash flow, particularly when factoring in a price recovery.

Illustrative per Acre Example:

Harvest Assumptions

% Pine (tons)	87.5%
% Hardwood (tons)	12.5%

Product Category	Pricing 12/31/2017[1]	Pricing (Trendline)[2]	Product Mix	3.50 Tons per Acre: Tons / Acre	3.50 Tons per Acre: Revenue (Current)	3.50 Tons per Acre: Revenue (Trendline)	5.00 Tons per Acre: Tons / Acre	5.00 Tons per Acre: Revenue (Current)	5.00 Tons per Acre: Revenue (Trendline)
Pine Pulpwood	$9.63	$10.00	50.0%	1.52	$14.73	$15.30	2.19	$21.09	$21.90
Pine CNS	$16.59	$21.00	25.0%	0.77	12.77	16.17	1.09	18.08	22.89
Pine Sawtimber	$23.59	$34.00	25.0%	0.77	18.17	26.18	1.09	25.72	37.06
Subtotal Pine			100.0%	3.06	$45.67	$57.65	4.37	$64.89	$81.85
Hardwood Pulpwood	$8.23	$9.00	66.7%	0.29	$2.39	$2.90	0.42	$3.46	$4.20
Hardwood Sawtimber	$31.45	$29.00	33.3%	0.15	4.72	4.50	0.21	6.60	6.30
Subtotal Hardwood			100.0%	0.44	$7.11	$7.40	0.63	$10.06	$10.50
Total Revenues				3.50	$52.78	$65.05	5.00	$74.95	$92.35
% Δ versus 3.5 Tons per Acre @ Current Pricing						23%		42%	75%

1. 4Q 2017 TimberMart-South: Southwide averages. This pricing does not necessarily reflect the pricing realized by CatchMark.
2. Management estimates based on U.S. South stumpage prices published by TimberMart-South from 1981-2017.

60 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

A DJ US TE D E BI TDA Earnings before Interest, Taxes, Depletion, and Amortization (“EBITDA”) is a non-GAAP measure of operating performance. EBITDA is defined by the SEC however, we have excluded certain other expenses which we believe are not indicative of the ongoing operating results of our timberland portfolio, and we refer to this measure as Adjusted EBITDA. As such, our Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies and should not be considered in isolation or as an alternative to, or substitute for net income, cash from operations, or other financial statement data presented in our consolidated financial statements as indicators of our operating performance. Due to the significant amount of timber assets subject to depletion and the significant amount of financing subject to interest and amortization expense, management considers Adjusted EBITDA to be an important measure of our financial performance. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations are: • Adjusted EBITDA does not reflect our capital expenditures, or our future requirements for capital expenditures; • Adjusted EBITDA does not reflect changes in, or our interest expense or the cash requirements necessary to service interest or principal payments on, our debt; and • Although depletion is a non-cash charge, we will incur expenses to replace the timber being depleted in the future, and Adjusted EBITDA does not reflect all cash requirements for such expenses. Due to these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. Our credit agreement contains a minimum debt service coverage ratio based, in part, on Adjusted EBITDA since this measure is representative of adjusted income available for interest payments. 61 COMPANY UPDATE | FIRST QUARTER 2018

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(in thousands)	2014	2015	2016	2017	Q1 2018
Net Income (loss)	$660	$(8,387)	$(11,070)	$(13,510)	$(3,385)
Add:					
Depletion	14,788	27,091	28,897	29,035	7,062
Basis of timberland sold, lease terminations and other[1]	5,072	8,886	10,089	10,112	2,856
Amortization[2]	836	765	1,093	1,270	1,725
Depletion, amortization, and basis of timberland and mitigation tax credits sold included in loss from unconsolidated joint venture[3]	—	—	—	865	3,256
Stock-based compensation expense	418	889	1,724	2,786	765
Interest expense[2]	1,897	2,924	5,753	10,093	2,581
Other[4]	151	111	322	1,319	35
Adjusted EBITDA	$23,822	$32,279	$36,808	$41,970	$14,895

1. Includes non-cash basis of timber and timberland assets written-off related to timberland sold, terminations of timberland leases and casualty losses. Certain prior periods amounts have been reclassified to conform with the current presentation.
2. For the purpose of the above reconciliation, amortization includes amortization of deferred financing costs, amortization of intangible lease assets, and amortization of mainline road costs, which are included in either interest expense, land rent expense, or other operating expenses in the accompanying consolidated statements of operations.
3. Reflects our 50% share of depletion, amortization, and basis of timberland and mitigation credits sold of the unconsolidated Dawnsonville Bluffs, LLC joint venture.
4. Includes certain cash expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities.

62 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

ADJUSTED EBITDA BY SOURCES

(in thousands)	2014	2015	2016	2017	Q1 2018
Timber sales	$ 40,635	$ 52,837	$ 65,035	$ 71,353	$18,653
Other revenue	3,026	4,440	4,305	5,174	1,199
(-) Contract logging and hauling costs	(17,322)	(19,911)	(25,918)	(31,108)	(8,582)
(-) Forestry management expenses	(3,567)	(4,495)	(6,092)	(6,758)	(1,830)
(-) Land rent expense	(831)	(736)	(625)	(621)	(161)
(-) Other operating expenses	(2,942)	(4,295)	(5,017)	(5,264)	(1,396)
(+) Other[1]	160	268	784	1,187	294
Harvest EBITDA	$ 19,159	$ 28,108	$ 32,472	$ 33,963	$ 8,177
Timberland sales	$ 10,650	$ 11,845	$ 12,515	$ 14,768	$4,252
(-) Cost of timberland sales	(5,558)	(9,747)	(10,405)	(10,423)	(3,147)
(+) Basis of timberland sold	5,072	8,886	9,728	9,890	2,856
Real Estate EBITDA	$ 10,164	$ 10,984	$ 11,838	$ 14,235	$3,961
Total Operating EBITDA	$ 29,323	$ 39,092	$ 44,310	$ 48,198	$12,137
(-) General and administrative expense	$ (6,185)	$ (7,667)	$ (9,309)	$ (11,660)	$(2,945)
(+) Stock-based compensation	342	718	1,411	1,956	516
(+) Interest Income	177	6	44	113	64
(+) Other[1]	165	130	352	1,360	46
Non-allocated / Corporate EBITDA	$ (5,501)	$ (6,811)	$ (7,502)	$ (8,231)	$(2,319)
Non-consolidated Joint Venture EBITDA	-	-	-	$ 2,003	$5,077
Adjusted EBITDA	$ 23,822	$ 32,279	$ 36,808	$ 41,970	$14,895

1. Other includes (a) non-cash items: amortization, depreciation, stock-based compensation, casualty loss, and other timber asset basis removed; and (b) certain cash expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities.

Source: Company 10-K for 2014-2017, 10-Q for Q1 2018.

63 COMPANY UPDATE | FIRST QUARTER 2018

CatchMark

CA D RE CO NCI L I AT I O N A ND DI V I DE ND P AY O UT R AT I O CA L CUL AT I O N (Dollars in thousands) 1. Other includes costs required to be expensed by GAAP as an operating cash flow related to pursuit of acquisitions, transactions, joint ventures and new business activities. Source: Company filings. 64 COMPANY UPDATE | FIRST QUARTER 2018

CAD RECONCILIATION AND DIVIDEND PAYOUT RATIO CALCULATION

(Dollars in millions)

WEYERHAEUSER (WY)	2014[1]	2015[1]	2016	2017
Dividends Paid	$563	$619	$932	$941
Cash provided by operating activities, as reported	$1,088	$1,064	$735	$1,201
(-) Capital Expenditures (excluding timberland acquisitions)	(395)	(483)	(510)	(419)
+/(-) Working capital changes	160	10	(129)	(30)
(+) Incomes taxes paid for discontinued operations	-	-	243	-
CAD	$853	$591	$339	$752
Payout Ratio	66%	105%	275%	125%

RAYONIER (RYN)	2014	2015	2016	2017
Dividends Paid	$257.5	$124.9	$122.8	$127.1
Cash provided by operating activities, as reported	$320.4	$177.2	$203.8	$256.3
(-) Capital Expenditures (excluding timberland acquisitions)	(63.7)	(57.3)	(58.7)	(65.3)
(-) Working capital changes	(39.5)	(2.5)	(0.8)	(2.3)
(-) Other[2]	(123.8)	-	-	-
CAD	$93.4	$117.4	$144.2	$188.7
Payout Ratio	276%	106%	85%	68%

POTLATCH (PCH)	2014	2015	2016	2017
Dividends Paid	$57.8	$61.0	$60.8	$61.9
Cash provided by operating activities, as reported	$131.4	$74.0	$102.1	$162.7
(-) Capital Expenditures (excluding timberland acquisitions)	(24.2)	(32.7)	(19.3)	(28.1)
+/(-) Working capital changes	(7.2)	4.8	13.8	(13.4)
CAD	$100.0	$46.1	$96.6	$148.0
Payout Ratio	58%	132%	63%	42%

1.Weyerhaeuser's 2014 and 2015 numbers were calculated from its Form 10-K filed in 2015.
2.For 2014, Other includes $21.4M adjustment for large dispositions and $102.4M adjustment for cash flows from discontinued operations, as reported in Rayonier's 2016 Form 10K.
Sources: Company filings.

65 COMPANY UPDATE | FIRST QUARTER 2018

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